UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) November 5, 2024
JLL Income Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51948	20-1432284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

333 West Wacker Drive, Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 897-4000

N/A
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On November 5, 2024, Jacques N. Gordon tendered his resignation from his position as a member of the Board of Directors (the “Board”) of JLL Income Property Trust, Inc. (the “Company”), effective as of November 5, 2024. Mr. Gordon’s resignation was not due to any disagreement with the Company, LaSalle Investment Management, Inc. (“LaSalle”) or any of their affiliates.

Election of Director

On November 5, 2024, the Board elected Lisa L. Kaufman to the Board to serve as a director and to fill the vacancy created by Mr. Gordon’s resignation, effective as of November 5, 2024. Biographical information for Ms. Kaufman is set forth below.

Lisa L. Kaufman has been the Head of LaSalle Global Solutions since March 2023. As Head of Global Solutions, Ms. Kaufman is responsible for the LaSalle’s indirect real estate business including Securities, Multi-Manager and Structured Investments. Prior to her current role, Ms. Kaufman was Head of LaSalle Securities from September 2018 and a Portfolio Manager from September 2016, responsible for US accounts and special sectors globally. Ms. Kaufman has served as a member of the Global Management Committee of LaSalle since September, 2018. From 1998 through March 2023, Ms. Kaufman was part of LaSalle Securities. Throughout her career in real estate securities as both an analyst and portfolio manager, Ms. Kaufman covered and analyzed all property types in the global listed universe. Ms. Kaufman joined LaSalle in 1994 in the private equity acquisitions group where she focused on entity level investments in real estate, recapitalizing existing portfolios, private real estate companies and public Real Estate Investment Trusts. Ms. Kaufman is a member of the Advisory Board of Governors and the Real Estate Investment Advisory Council Steering Committee at the National Association of Real Estate Investment Trusts. She holds a Master of Business Administration in Finance from Columbia University’s Business School and a B.A. in Urban Studies and Political Science from Brown University.

Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
24.1	Power of Attorney for Lisa L. Kaufman

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JLL INCOME PROPERTY TRUST, INC.

By:	/s/ Gregory A. Falk
Name: Gregory A. Falk
Title: Chief Financial Officer and Treasurer
Date: November 6, 2024

EXHIBIT INDEX

Exhibit Number	Description
24.1	Power of Attorney for Lisa L. Kaufman